THE BRANDYWINE FUNDS

MANAGED BY FRIESS ASSOCIATES, LLC       SEMI-ANNUAL REPORT       MARCH 31, 2003

DEAR FELLOW SHAREHOLDERS:

   Brandywine and Brandywine Blue held up relatively well in the March quarter as war-related jitters fueled a generally negative environment. Broad measures of "the market" such as the Russell 3000 and Wilshire 5000 Indexes fell 3.0 and
3.5 percent.

   Brandywine contained its March-quarter decline to 1.5 percent versus drops in the Russell Midcap and S&P MidCap Indexes of 2.4 and 4.4 percent. Brandywine Blue's 1.4 percent decrease was less than half of the 2.9 and 3.2 percent declines in the large-cap Russell 1000 and S&P 500 Indexes.

                           MARCH QUARTER PERFORMANCE

                    Brandywine Blue Fund              -1.36%
                    Brandywine Fund                   -1.48%
                    Russell Midcap Index              -2.36%
                    Russell 1000 Index                -2.94%
                    S&P 500 Index                     -3.15%
                    S&P Midcap Index                  -4.44%

Total returns for the quarter ended March 31, 2003

   Recent results put both Funds well into the top fifth of their Morningstar categories in the 12 months through March. Brandywine Blue was particularly notable with trailing-year results that landed in the top 2 percent of all large-cap growth funds.

   Health-care-related holdings comprised six out of the largest 10 contributors to Brandywine's March-quarter performance. Health insurer Aetna, up 20 percent; generic drug maker Barr Labs, up 19 percent; and pharmacy benefit managers Express Scripts, Caremark Rx and AdvancePCS, up 12, 12 and 28 percent, were standouts.

   Brandywine Blue also benefited from gains among health-care companies, though its 10 largest contributors were more varied, including toy maker Mattel, financial service provider Lehman Brothers and independent oil and natural gas company Apache.

   Overall, companies sensitive to consumer discretion detracted from performance amid cold winter weather, declining consumer confidence and war. The trend was most evident within Brandywine among retailers, including Michael's Stores, TJX Companies (T.J. Maxx and Marshalls) and Ross Stores. For Brandywine Blue, the impact was more concentrated on makers of non-durable consumer goods such as Pepsi Bottling Group and Newell Rubbermaid.

                         BRANDYWINE       BRANDYWINE BLUE
CUMULATIVE                % CHANGE            % CHANGE
----------                --------            --------
QUARTER                     -1.48               -1.36
ONE YEAR                   -21.35              -12.44
FIVE YEARS                  -2.69                0.57
TEN YEARS                  129.47              158.02
INCEPTION                  655.99*<F1>         317.08**<F2>

ANNUALIZED
----------
FIVE YEARS                  -0.54                0.11
TEN YEARS                    8.66                9.94
INCEPTION                   12.44*<F1>          12.40**<F2>

*<F1>12/30/85     **<F2>1/10/91

Past performance is no guarantee of future results. The principal value and investment return of an investment will fluctuate so that when redeemed an investor's shares may be worth more or less than their original cost.

   While a market preoccupied with war doesn't create the best investing environment, we're glad that speculation on companies with weak fundamentals didn't reign in the March quarter as it did in the December quarter. There's scant evidence of broad positive trends poised to lift all boats. This leaves a climate better suited for those that perform the intensive research needed to isolate the individual companies best positioned for earnings growth regardless of the macro backdrop.

   The Brandywine Funds hold companies expected to grow earnings this year at four times the rate of the average S&P 500 company while still selling at lower price-to-earnings ratios. We're confident investors will be eager to reward earnings strength as the market's attention shifts back from geopolitics to the prospects of individual companies.

   Best wishes from your entire Friess team!

   Sincerely,

   /s/Bill D'Alonzo

   Bill D'Alonzo                                    April 8, 2003

                                BRANDYWINE FUND

               PERCENT CHANGE IN TOP TEN HOLDINGS FROM BOOK COST

 1. Aetna, Inc.                                     +21.3%
 2. L-3 Communications Holdings, Inc.                -5.1%
 3. Progressive Corp.                                +9.9%
 4. Allstate Corp.                                  -17.0%
 5. Tribune Co.                                      -3.6%
 6. Apache Corp.                                     +2.2%
 7. Ball Corp.                                       +9.7%
 8. Anthem, Inc.                                    +14.0%
 9. Caremark Rx, Inc.                               +32.2%
10. Brinker International, Inc.                      -3.3%

                                  EARNINGS GROWTH

                           YOUR COMPANIES        31%
                           S&P 500                7%

                     FORECASTED INCREASE IN EARNINGS PER SHARE
                                   2003 VS 2002

    ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE.  MARCH 31,
                                     2003.

                     YOUR COMPANIES' MARKET CAPITALIZATION

                                   LARGE CAP
                              $10 billion and over
                                     15.5%

                                    MID CAP
                           $2 billion to $10 billion
                                     54.4%

                                   SMALL CAP
                                below $2 billion
                                     22.5%

                                      CASH
                                      7.6%

                            TOP TEN INDUSTRY GROUPS

Medical/Managed Care (11.8%)
Insurance (9.4%)
Media Group (8.1%)
Oil/Gas Exploration & Production (6.9%)
Food/Restaurants (6.3%)
Drilling & Oil/Gas Services (6.3%)
Specialty Retailing (6.0%)
Aerospace/Defense (5.4%)
Automotive Related (5.1%)
Machinery & Miscellaneous Manufacturing  (4.7%)
All Others (22.4%)
Cash (7.6%)

                                BRANDYWINE FUND

                        MARCH QUARTER "ROSES AND THORNS"

                             $ GAIN
   BIGGEST $ WINNERS      (IN MILLIONS)   % GAIN    REASON FOR MOVE
   -----------------      ------------    ------    ---------------
      Aetna, Inc.             $20.0        20.0     New management at the nation's second-largest health insurer overhauled its customer base and adopted new systems to better assess risk and adjust premiums accordingly. December-quarter earnings jumped to $0.77 a share from a $0.24 loss the year before, surpassing consensus estimates by 31 percent.

      Coach, Inc.             $17.0        20.4     The designer of specialty leather goods performed well in a tough holiday environment, growing December-quarter earnings per share 37 percent and beating
                                                    Wall Street's expectations. Strong sales and an expanded product line, including synthetic goods, fueled results. Analysts raised 2003 estimates as same-store sales continue to track ahead of plan in early 2003 with transitional and spring merchandise being well received.

   Progressive Corp.          $16.0        19.5     Increased pricing, decreased policy durations and improved underwriting has translated into growth for the auto insurer. December-quarter earnings grew 27 percent to $0.79 per share. Better-than-expected underwriting results so far this year have Wall Street analysts raising 2003 estimates.

 Express Scripts, Inc.        $10.0        11.9     Express Scripts, which manages prescription plans for employers and insurers, benefits from increasing interest in the cost savings it provides by enforcing stricter drug formularies or lists of approved drugs covered by a plan and dispensed through participating pharmacies. December-quarter earnings rose 67 percent as revenues grew 38 percent on increased generic penetration and concessions to mail-order fulfillment.

        Nextel
 Communications, Inc.         $9.4          8.1     The wireless carrier's product differentiation strategy allowed it to avoid the stalled growth plaguing many wireless phone carriers. Nextel's December-quarter earnings grew to $0.21 from a loss of $0.44 a year ago as the company added subscribers willing to pay a premium for its unique walkie-talkie Direct
                                                    Connect technology. Your team sold Nextel when it reached its target price.

                             $ LOSS
   BIGGEST $ LOSERS       (IN MILLIONS)   % LOSS    REASON FOR MOVE
   ----------------       ------------    ------    ---------------
    Pepsi Bottling
      Group, Inc.             $25.4        30.3     The bottler and distributor of Pepsi beverages grew December-quarter earnings to $0.20 from $0.05 a year ago, topping consensus estimates by 18 percent.
                                                    Shares suffered when a severe winter storm dumped up to 30 inches of snow in the Northeast, leading to a volume shortfall during the March quarter.

  TJX Companies, Inc.         $15.6        16.7     The discount retailer traded lower as February sales at its T.J. Maxx and
                                                    Marshalls stores were hurt by severe weather in the Northeast, particularly during the long President's Day weekend, while war concerns kept more folks at home. TJX was forced to delay clearing out winter goods and bringing in spring merchandise. You sold shares at a gain to fund an idea with greater near-term upside.

      Deere & Co.             $13.3        13.6     January-quarter earnings jumped to $0.28 a share from a $0.16 loss the year before, doubling consensus estimates. Lower-than-expected early 2003 tractor sales prompted concerns that uncertain economic conditions would further delay an anticipated rebound in North American farm equipment sales. You sold Deere to fund an idea with greater near-term upside.

          L-3
    Communications            $10.7         7.9     L-3 sells intelligent communications and surveillance equipment to the U.S.
    Holdings, Inc.                                  military and government. Defense-related stocks came under pressure due to uncertainties regarding the length of the war with Iraq, regardless of their individual outlooks. December-quarter earnings grew 25 percent, beating consensus estimates. L-3 was awarded a $1.5 billion government contract for logistical support for Special Operations, its largest single contract in history.

     Nissan Motor
       Co., Ltd.              $10.1        13.5     Disappointing sales in February and March weighed on automakers across the board as economic uncertainty and the start of a war in Iraq created fears that demand would slow. Nissan remains comfortable with forecasts for 23 percent earnings growth for the six months ended March due to strong sales of new models without aggressive incentives attached.

All gains/losses are calculated on an average cost basis

                              BRANDYWINE BLUE FUND

               PERCENT CHANGE IN TOP TEN HOLDINGS FROM BOOK COST

 1. Aetna, Inc.                                +31.7%
 2. Progressive Corp.                          +10.0%
 3. Apache Corp.                                +7.5%
 4. Tribune Co.                                 -4.4%
 5. Allstate Corp.                             -14.1%
 6. Anthem, Inc.                               +15.0%
 7. Lehman Brothers Holdings Inc.               +8.6%
 8. WellPoint Health Networks Inc.              -0.3%
 9. Fox Entertainment Group, Inc.               -3.1%
10. Mattel, Inc.                               +23.1%

                                EARNINGS GROWTH

                           YOUR COMPANIES        30%
                           S&P 500                7%

                     FORECASTED INCREASE IN EARNINGS PER SHARE
                                   2003 VS 2002

    ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE.  MARCH 31,
                                     2003.

                     YOUR COMPANIES' MARKET CAPITALIZATION

                                   LARGE CAP
                              $10 billion and over
                                     48.7%

                                    MID CAP
                           $2 billion to $10 billion
                                     46.7%

                                   SMALL CAP
                                below $2 billion
                                      0.0%

                                      CASH
                                      4.6%

                            TOP TEN INDUSTRY GROUPS

Specialty Retailing (13.7%)
Medical/Managed Care (13.4%)
Oil/Gas Exploration & Production (11.4%)
Media Group (11.0%)
Insurance (8.9%)
Financial/Business Services  (7.0%)
Leisure & Entertainment (6.9%)
Automotive Related (6.4%)
Aerospace/Defense (5.4%)
Pharmaceuticals (3.1%)
All Others (8.2%)
Cash (4.6%)

                              BRANDYWINE BLUE FUND

                        MARCH QUARTER "ROSES AND THORNS"

                             $ GAIN
  BIGGEST $ WINNERS       (IN MILLIONS)   % GAIN    REASON FOR MOVE
  -----------------       ------------    ------    ---------------
     Aetna, Inc.              $2.1         19.9     New management at the nation's second-largest health insurer overhauled its customer base and adopted new systems to better assess risk and adjust premiums accordingly. December-quarter earnings jumped to $0.77 a share from a $0.24 loss the year before, surpassing consensus estimates by 31 percent.

  Progressive Corp.           $1.8         19.5     Increased pricing, decreased policy durations and improved underwriting has translated into growth for the auto insurer. December-quarter earnings grew 27 percent to $0.79 per share. Better-than-expected underwriting results so far this year have Wall Street analysts raising 2003 estimates.

St. Jude Medical, Inc.        $1.7         16.1     The medical-device maker's defibrillators, devices previously used to correct irregular heartbeat changes with electrical shocks, are now being used to treat heart failure. December-quarter defibrillator unit sales rose 57 percent to $85 million and helped St. Jude post year-over-year earnings growth of 32 percent, beating estimates. Your team sold St. Jude when it reached its target price.

        Nextel
 Communications, Inc.         $1.5         10.7     The wireless carrier's product differentiation strategy allowed it to avoid the stalled growth plaguing many wireless phone carriers. Nextel's December-quarter earnings grew to $0.21 from a loss of $0.44 a year ago as the company added subscribers willing to pay a premium for its unique walkie-talkie Direct
                                                    Connect technology.  Your team sold Nextel when it reached its target price.

     Mattel, Inc.             $1.3         17.5     The world's largest toy seller grew December-quarter earnings 30 percent, beating consensus estimates by 13 percent. Mattel's sales remain solid despite economic uncertainty, with the company's average toy selling at less than $15.
                                                    Margins continue to expand as the company wraps up a firm-wide restructuring, which includes segment consolidation and supply chain initiatives that help reduce costs.

                             $ LOSS
   BIGGEST $ LOSERS       (IN MILLIONS)   % LOSS    REASON FOR MOVE
   ----------------       ------------    ------    ---------------
    Pepsi Bottling
     Group, Inc.              $2.9         30.3     The bottler and distributor of Pepsi beverages grew December-quarter earnings to $0.20 from $0.05 a year ago, topping consensus estimates by 18 percent.
                                                    Shares suffered when a severe winter storm dumped up to 30 inches of snow in the Northeast, leading to a volume shortfall during the March quarter.

  Concord EFS, Inc.           $2.4         32.7     December-quarter revenues increased 28 percent at the provider of nationwide electronic transaction authorization, processing, funds transfer and other financial services. Shares traded lower as increased competition created margin pressure and raised the cost of renewing contracts. You sold Concord to fund an idea with greater near-term upside.

 TJX Companies, Inc.          $1.6         18.1     The discount retailer traded lower as February sales at its T.J. Maxx and
                                                    Marshalls stores were hurt by severe weather in the Northeast, particularly during the long President's Day weekend, while war concerns kept more folks at home. TJX was forced to delay clearing out winter goods and bringing in spring merchandise. You sold shares at a gain to fund an idea with greater near-term upside.

     Nissan Motor
      Co., Ltd.               $1.3         13.5     Disappointing sales in February and March weighed on automakers across the board as economic uncertainty and the start of a war in Iraq created fears that demand would slow. Nissan remains comfortable with forecasts for 23 percent earnings growth for the six months ended March due to strong sales of new models without aggressive incentives attached.

     Deere & Co.              $1.3         12.6     January-quarter earnings jumped to $0.28 a share from a $0.16 loss the year before, doubling consensus estimates. Lower-than-expected early 2003 tractor sales prompted concerns that uncertain economic conditions would further delay an anticipated rebound in North American farm equipment sales. You sold Deere to fund an idea with greater near-term upside.

All gains/losses are calculated on an average cost basis

                             BRANDYWINE FUND, INC.
                            STATEMENT OF NET ASSETS
                                 March 31, 2003
                                  (Unaudited)

 SHARES OR
 PRINCIPAL
  AMOUNT                                            COST             VALUE
 ---------                                          ----             -----

COMMON STOCKS - 92.4% (A)<F4>

               AEROSPACE/DEFENSE - 5.4%
  1,000,000    Alliant Techsystems Inc.*<F3>   $   56,549,940   $   54,010,000
  2,475,000    L-3 Communications
                 Holdings, Inc.*<F3>              104,764,939       99,420,750
    125,000    Veridian Corp.*<F3>                  2,913,503        2,487,500
                                               --------------   --------------
                                                  164,228,382      155,918,250

                  THIS SECTOR IS 5.1% BELOW YOUR FUND'S COST.

               APPAREL & SHOE RETAILERS - 4.2%
    100,000    Brown Shoe Company, Inc.             2,463,010        2,707,000
  1,617,400    Coach, Inc.*<F3>                    51,215,836       61,994,942
    250,000    Columbia Sportswear Co.*<F3>        10,873,227        9,292,500
    125,000    The Finish Line, Inc.*<F3>           1,426,603        1,875,000
     73,900    K-Swiss Inc.                         1,732,720        1,888,145
    143,000    Kellwood Co.                         3,908,767        4,138,420
    375,000    Kenneth Cole Productions, Inc.*<F3>  9,060,187        8,212,500
  1,350,000    Pacific Sunwear of
                 California, Inc.*<F3>             21,019,026       27,472,500
     60,000    Timberland Co.*<F3>                  2,268,100        2,508,600
                                               --------------   --------------
                                                  103,967,476      120,089,607

                  THIS SECTOR IS 15.5% ABOVE YOUR FUND'S COST.

               AUTOMOTIVE RELATED - 5.1%
    714,800    Advance Auto Parts, Inc.*<F3>       35,957,476       33,059,500
    350,000    AutoZone, Inc.*<F3>                 24,081,697       24,048,500
    375,000    Harman International
                 Industries, Inc.                  18,469,967       21,963,750
     52,800    Keystone Automotive
                 Industries, Inc.*<F3>                843,848          935,616
  4,890,000    Nissan Motor Co., Ltd. SP-ADR       71,251,074       65,085,900
                                               --------------   --------------
                                                  150,604,062      145,093,266

                  THIS SECTOR IS 3.7% BELOW YOUR FUND'S COST.

               COMMUNICATIONS EQUIPMENT/SERVICES - 0.3%
    550,000    Scientific-Atlanta, Inc.             7,647,465        7,557,000

                  THIS SECTOR IS 1.2% BELOW YOUR FUND'S COST.

               COMPUTER/ELECTRONICS - 1.0%
    175,000    Anteon International Corp.*<F3>      4,223,257        3,928,750
    775,000    Avocent Corp.*<F3>                  20,579,610       18,088,500
    120,000    ESCO Technologies Inc.*<F3>          4,199,160        3,936,000
    150,000    Hutchinson Technology Inc.*<F3>      3,901,667        3,708,000
                                               --------------   --------------
                                                   32,903,694       29,661,250

                  THIS SECTOR IS 9.9% BELOW YOUR FUND'S COST.

               DRILLING & OIL/GAS SERVICES - 6.3%
  1,350,000    BJ Services Co.*<F3>                43,937,279       46,426,500
    653,500    Patterson-UTI Energy, Inc.*<F3>     20,839,426       21,114,585
    300,000    Precision Drilling Corp.*<F3>        9,833,949       10,011,000
    330,000    Premcor Inc.*<F3>                    8,161,952        8,477,700
    670,000    Smith International, Inc.*<F3>      23,119,963       23,604,100
    902,700    Valero Energy Corp.                 36,681,335       37,353,726
    875,000    Weatherford
                 International Ltd.*<F3>           34,643,990       33,048,750
                                               --------------   --------------
                                                  177,217,894      180,036,361

                  THIS SECTOR IS 1.6% ABOVE YOUR FUND'S COST.

               FINANCIAL/BUSINESS SERVICES - 2.9%
  1,297,900    Commerce Bancorp, Inc./New Jersey   57,209,901       51,578,546
     66,900    FTI Consulting, Inc.*<F3>            2,032,772        3,092,118
    475,000    ITT Educational Services, Inc.*<F3> 12,219,069       13,300,000
    307,000    Kroll Inc.*<F3>                      5,924,311        6,572,870
    200,000    UCBH Holdings, Inc.                  8,386,450        8,796,000
                                               --------------   --------------
                                                   85,772,503       83,339,534

                  THIS SECTOR IS 2.8% BELOW YOUR FUND'S COST.

               FOOD/RESTAURANTS - 6.3%
    360,000    Applebee's International, Inc.       7,595,429       10,094,400
  2,420,000    Brinker International, Inc.*<F3>    76,301,242       73,810,000
    820,000    CBRL Group, Inc.                    24,302,982       22,509,000
    444,300    Darden Restaurants, Inc.             9,770,534        7,930,755
     75,000    O'Charley's Inc.*<F3>                1,658,573        1,437,750
    320,000    Panera Bread Co.*<F3>                9,414,533        9,756,800
    142,000    Peet's Coffee & Tea Inc.*<F3>        1,861,173        2,354,360
  3,000,000    Pepsi Bottling Group, Inc.          78,293,377       53,790,000
     25,000    Sonic Corp.*<F3>                       635,350          636,500
                                               --------------   --------------
                                                  209,833,193      182,319,565

                  THIS SECTOR IS 13.1% BELOW YOUR FUND'S COST.

               HEALTH CARE RELATED - 1.9%
    655,000    Express Scripts, Inc.*<F3>          32,269,965       36,482,845
     71,100    Healthcare Services
                 Group, Inc.*<F3>                     881,489          842,890
    624,000    Priority Healthcare
                 Corp. Cl B*<F3>                   15,016,577       16,629,600
                                               --------------   --------------
                                                   48,168,031       53,955,335

                  THIS SECTOR IS 12.0% ABOVE YOUR FUND'S COST.

               INSURANCE - 9.4%
  2,950,000    Allstate Corp.                     117,911,929       97,851,500
    390,000    W. R. Berkley Corp.                 16,557,157       16,711,500
    645,900    Old Republic International Corp.    17,457,925       17,277,825
    625,000    Platinum Underwriters
                 Holdings, Ltd.                    15,236,836       15,843,750
  1,650,200    Progressive Corp.                   89,066,502       97,873,362
    223,400    RenaissanceRe Holdings, Ltd.         6,862,347        8,947,170
    518,300    Willis Group Holdings Ltd.          13,318,509       14,356,910
                                               --------------   --------------
                                                  276,411,205      268,862,017

                  THIS SECTOR IS 2.7% BELOW YOUR FUND'S COST.

               LEISURE & ENTERTAINMENT - 1.5%
  1,100,000    Harley-Davidson, Inc.               44,126,112       43,681,000

                  THIS SECTOR IS 1.0% BELOW YOUR FUND'S COST.

               MACHINERY & MISCELLANEOUS MANUFACTURING - 4.7%
  1,380,000    Ball Corp.                          70,039,200       76,866,000
    600,000    Maverick Tube Corp.*<F3>             9,213,813       11,160,000
    700,000    Moore Corporation Ltd.*<F3>          9,027,240        7,329,000
  1,950,000    Pactiv Corp.*<F3>                   38,370,826       39,585,000
                                               --------------   --------------
                                                  126,651,079      134,940,000

                  THIS SECTOR IS 6.5% ABOVE YOUR FUND'S COST.

               MEDIA GROUP - 8.1%
    375,000    Cox Radio, Inc.*<F3>                 8,524,909        7,747,500
    810,000    Entercom Communications Corp.*<F3>  39,791,100       35,567,100
  2,625,000    Fox Entertainment Group, Inc.*<F3>  72,665,778       70,008,750
    350,000    Scripps Co. (E.W.)                  28,796,824       26,509,000
  2,050,000    Tribune Co.                         95,730,470       92,270,500
                                               --------------   --------------
                                                  245,509,081      232,102,850

                  THIS SECTOR IS 5.5% BELOW YOUR FUND'S COST.

               MEDICAL/MANAGED CARE - 11.8%
  2,450,000    Aetna Inc.                          99,551,473      120,785,000
    225,000    American Medical Security
                 Group, Inc.*<F3>                   3,192,969        2,979,000
  1,125,000    Anthem, Inc.*<F3>                   65,369,558       74,531,250
  4,093,600    Caremark Rx, Inc.*<F3>              56,209,240       74,298,840
  1,040,000    Coventry Health Care, Inc.*<F3>     29,201,424       34,216,000
  1,250,000    First Health Group Corp.*<F3>       32,591,458       31,800,000
                                               --------------   --------------
                                                  286,116,122      338,610,090

                  THIS SECTOR IS 18.3% ABOVE YOUR FUND'S COST.

               MEDICAL PRODUCTS - 3.5%
    100,000    American Medical Systems
                 Holdings, Inc.*<F3>                1,376,575        1,445,000
    450,000    The Cooper Companies, Inc.          12,582,080       13,455,000
  2,150,000    Cytyc Corp.*<F3>                    26,520,819       28,057,500
    550,000    Henry Schein, Inc.*<F3>             26,906,500       24,805,000
     80,000    INAMED Corp.*<F3>                    2,809,933        2,861,600
    125,000    Merit Medical Systems, Inc.*<F3>     2,405,979        2,381,250
    600,000    Patterson Dental Co.*<F3>           25,340,812       27,558,000
                                               --------------   --------------
                                                   97,942,698      100,563,350

                  THIS SECTOR IS 2.7% ABOVE YOUR FUND'S COST.

               MEDICAL SERVICES - 1.4%
  1,100,000    AdvancePCS*<F3>                     24,486,070       31,174,000
    100,000    American Healthways, Inc.*<F3>       1,904,557        1,900,000
    100,000    AmSurg Corp.*<F3>                    2,592,865        2,520,000
    135,000    Odyssey Healthcare, Inc.*<F3>        3,009,062        3,208,950
     38,400    SFBC International, Inc.*<F3>          577,920          592,512
                                               --------------   --------------
                                                   32,570,474       39,395,462

                  THIS SECTOR IS 21.0% ABOVE YOUR FUND'S COST.

               OIL/GAS EXPLORATION & PRODUCTION - 6.9%
  1,250,000    Apache Corp.                        75,476,925       77,175,000
  4,000,000    Chesapeake Energy Corp.             31,333,171       31,440,000
    300,000    Kerr-McGee Corp.                    11,904,230       12,183,000
  1,175,700    Pioneer Natural Resources Co.*<F3>  26,981,399       29,510,070
    480,000    Pogo Producing Co.                  17,462,688       19,089,600
    100,000    Remington Oil & Gas Corp.*<F3>       1,405,928        1,703,000
    150,000    Unit Corp.*<F3>                      2,951,563        3,043,500
  1,301,600    XTO Energy, Inc.                    21,751,666       24,730,400
                                               --------------   --------------
                                                  189,267,570      198,874,570

                  THIS SECTOR IS 5.1% ABOVE YOUR FUND'S COST.

               PHARMACEUTICALS - 3.1%
     75,000    Able Laboratories, Inc.*<F3>         1,078,093        1,061,250
    975,000    Barr Laboratories, Inc.*<F3>        46,791,919       55,575,000
    210,000    K-V Pharmaceutical Co.*<F3>          4,551,836        3,801,000
    125,000    Medicis Pharmaceutical Corp.*<F3>    6,136,035        6,948,750
  1,225,000    SICOR Inc.*<F3>                     20,966,934       20,457,500
                                               --------------   --------------
                                                   79,524,817       87,843,500

                  THIS SECTOR IS 10.5% ABOVE YOUR FUND'S COST.

               SOFTWARE - 1.7%
    250,000    Ask Jeeves, Inc.*<F3>                1,570,882        1,770,000
  1,325,000    Autodesk, Inc.                      20,140,706       20,219,500
    625,000    Cognos, Inc.*<F3>                   15,077,415       14,200,625
     56,400    MSC.Software Corp.*<F3>                503,435          437,100
    445,500    Reynolds & Reynolds Co.             11,018,722       11,271,150
                                               --------------   --------------
                                                   48,311,160       47,898,375

                  THIS SECTOR IS 0.9% BELOW YOUR FUND'S COST.

               SPECIALTY RETAILING - 6.0%
    150,000    Aaron Rents, Inc.                    3,205,000        3,057,000
    500,000    Blockbuster Inc.                     8,242,821        8,550,000
     70,000    Electronics Boutique
               Holdings Corp.*<F3>                  1,007,479        1,175,300
    900,000    Family Dollar Stores, Inc.          26,513,555       27,792,000
    275,000    Fred's, Inc.                         7,565,133        7,658,750
     15,000    GameStop Corp.*<F3>                    178,984          180,000
    200,000    Guitar Center, Inc.*<F3>             3,445,104        4,074,000
    450,000    Hollywood Entertainment Corp.*<F3>   6,819,539        7,195,500
    585,000    Home Depot, Inc.                    14,615,776       14,250,600
    824,800    Lowe's Companies, Inc.              31,278,480       33,668,336
    175,000    Movie Gallery, Inc.*<F3>             2,704,922        3,048,500
  1,975,000    PETsMART, Inc.*<F3>                 21,655,890       24,885,000
    110,000    Sharper Image Corp.*<F3>             2,149,202        1,985,500
  1,500,000    Staples, Inc.*<F3>                  24,892,792       27,495,000
    130,000    Tractor Supply Co.*<F3>              4,011,537        4,292,600
    100,000    West Marine, Inc.*<F3>               1,682,259        1,675,000
                                               --------------   --------------
                                                  159,968,473      170,983,086

                  THIS SECTOR IS 6.9% ABOVE YOUR FUND'S COST.

               TRANSPORTATION RELATED - 0.8%
    800,000    JetBlue Airways Corp.*<F3>          20,820,408       22,168,000

                  THIS SECTOR IS 6.5% ABOVE YOUR FUND'S COST.

               MISCELLANEOUS - 0.1%
    150,000    Jarden Corp.*<F3>                    3,162,268        3,900,000

                  THIS SECTOR IS 23.3% ABOVE YOUR FUND'S COST.

                                               --------------   --------------
               Total common stocks              2,590,724,167    2,647,792,468

WARRANTS - 0.0% (A)<F4>
      1,128    American Bank Note Holographics,
                 Inc., Series 1 Expire 10/01/07             0                0
      1,128    American Bank Note Holographics,
                 Inc., Series 2 Expire 10/01/07             0                0
                                               --------------   --------------
               Total warrants                               0                0
                                               --------------   --------------
               Total long-term investments      2,590,724,167    2,647,792,468
                                               --------------   --------------

SHORT-TERM INVESTMENTS - 8.4% (A)<F4>

               COMMERCIAL PAPER - 8.4%
$60,000,000    General Motors Acceptance Corp.,
                 due 04/02/03 d 05/05/03,
                 discounts of 1.56% - 1.58%        59,968,778       59,968,778
 90,000,000    Household Finance Corp.,
                 due 04/01/03 d 04/03/03,
                 discounts of 1.30%                89,996,750       89,996,750
 90,000,000    Mortgage Interest Networking Trust,
                 due 04/01/03 d 04/04/03,
                 discounts of 1.36% - 1.43%        89,995,467       89,995,467
                                               --------------   --------------
               Total commercial paper             239,960,995      239,960,995

               VARIABLE RATE DEMAND NOTE 0.0%
 $1,883,459    U.S. Bank, N.A.                      1,883,459        1,883,459
                                               --------------   --------------
               Total short-term investments       241,844,454      241,844,454
                                               --------------   --------------
               Total investments               $2,832,568,621    2,889,636,922
                                               --------------
                                               --------------
               Liabilities, less cash and
                 receivables (0.8%) (A)<F4>                        (23,506,089
                                                                --------------
                    NET ASSETS                                  $2,866,130,833
                                                                --------------
                                                                --------------
               Net Asset Value Per Share
               ($0.01 par value 500,000,000
               shares authorized), offering
               and redemption price
               ($2,866,130,833/159,133,737
               shares outstanding)                                      $18.01
                                                                        ------
                                                                        ------

  *<F3>   Non-dividend paying security.
(a)<F4>   Percentages for the various classifications relate to net assets.

                            STATEMENT OF OPERATIONS
                    For the Six Months Ended March 31, 2003
                                  (Unaudited)

INCOME:
   Dividends                                                     $   7,148,980
   Interest                                                          1,059,559
                                                                 -------------
       Total income                                                  8,208,539
                                                                 -------------

EXPENSES:
   Management fees                                                  15,064,571
   Transfer agent fees                                                 737,796
   Administrative services                                             272,510
   Printing and postage expense                                        199,742
   Custodian fees                                                      148,278
   Professional fees                                                    35,646
   Registration fees                                                    32,875
   Board of Directors fees                                              28,747
   Insurance expense                                                    28,268
   Other expenses                                                        9,088
                                                                 -------------
       Total expenses                                               16,557,521
                                                                 -------------
NET INVESTMENT LOSS                                                 (8,348,982)
                                                                 -------------
NET REALIZED LOSS ON INVESTMENTS                                  (266,741,820)
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS              97,245,708
                                                                 -------------
NET LOSS ON INVESTMENTS                                           (169,496,112)
                                                                 -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS             $(177,845,094)
                                                                 -------------
                                                                 -------------

The accompanying notes to financial statements are an integral part of these statements.

                             BRANDYWINE FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
              For the Six Months Ended March 31, 2003 (Unaudited)
                   and For the Year Ended September 30, 2002

                                                                                           2003                2002
                                                                                           ----                ----
OPERATIONS:
   Net investment loss                                                                $   (8,348,982)     $  (20,527,578)
   Net realized loss on investments                                                     (266,741,820)       (403,830,527)
   Net increase (decrease) in unrealized appreciation on investments                      97,245,708        (234,611,174)
                                                                                      --------------      --------------
       Net decrease in net assets resulting from operations                             (177,845,094)       (658,969,279)
                                                                                      --------------      --------------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (11,818,895 and 21,852,014 shares, respectively)          219,131,238         479,222,817
   Cost of shares redeemed (20,231,884 and 41,977,386 shares, respectively)             (372,014,562)       (926,380,230)
                                                                                      --------------      --------------
       Net decrease in net assets derived from Fund share activities                    (152,883,324)       (447,157,413)
                                                                                      --------------      --------------
       TOTAL DECREASE                                                                   (330,728,418)     (1,106,126,692)

NET ASSETS AT THE BEGINNING OF THE PERIOD                                              3,196,859,251       4,302,985,943
                                                                                      --------------      --------------
NET ASSETS AT THE END OF THE PERIOD                                                   $2,866,130,833      $3,196,859,251
                                                                                      --------------      --------------
                                                                                      --------------      --------------

                              FINANCIAL HIGHLIGHTS
 (Selected Data for each share of the Fund outstanding throughout each period)

                                            For the Six Months                        Years Ended September 30,
                                           ended March 31, 2003      -----------------------------------------------------------
                                                (Unaudited)          2002          2001         2000          1999          1998
                                           --------------------      ----          ----         ----          ----          ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period              $19.08            $22.93        $46.23       $35.09        $25.99        $43.91

Income from investment operations:
   Net investment (loss) income(1)<F7>             (0.05)            (0.12)        (0.09)       (0.25)        (0.20)         0.21
   Net realized and unrealized (losses) gains
     on investments                                (1.02)            (3.73)        (7.10)       14.51          9.64        (11.11)
                                                  ------            ------        ------       ------        ------        ------
Total from investment operations                   (1.07)            (3.85)        (7.19)       14.26          9.44        (10.90)

Less distributions:
   Dividend from net investment income                --                --            --           --         (0.27)           --
   Distributions from net realized gains              --                --        (16.11)       (3.12)        (0.07)        (7.02)
                                                  ------            ------        ------       ------        ------        ------
Total from distributions                              --                --        (16.11)       (3.12)        (0.34)        (7.02)
                                                  ------            ------        ------       ------        ------        ------
Net asset value, end of period                    $18.01            $19.08        $22.93       $46.23        $35.09        $25.99
                                                  ------            ------        ------       ------        ------        ------
                                                  ------            ------        ------       ------        ------        ------
TOTAL INVESTMENT RETURN                             (5.6%)(a)<F5>    (16.8%)       (22.5%)       42.8%         36.8%        (27.7%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)         2,866,131         3,196,859     4,302,986    5,983,163     4,194,917     4,780,442
Ratio of expenses to average net assets             1.10%(b)<F6>      1.08%         1.06%        1.04%         1.05%         1.04%
Ratio of net investment (loss) income
  to average net assets                             (0.6%)(b)<F6>     (0.5%)        (0.3%)       (0.6%)        (0.7%)         0.6%
Portfolio turnover rate                            104.6%            272.9%        284.3%       244.0%        208.7%        263.7%

(a)<F5>   Not Annualized.
(b)<F6>   Annualized.
(1)<F7> For the six months ended March 31, 2003 and in 2002, 2001 and 1999, net investment loss per share was calculated using average shares outstanding. In all other years, net investment (loss) income per share was calculated using ending balances prior to consideration of adjustments for book and tax differences.

  The accompanying notes to financial statements are an integral part of these statements.

                           BRANDYWINE BLUE FUND, INC.
                            STATEMENT OF NET ASSETS
                                 March 31, 2003
                                  (Unaudited)

SHARES OR
PRINCIPAL
  AMOUNT                                              COST            VALUE
---------                                             ----            -----

COMMON STOCKS - 95.4% (A)<F9>

             AEROSPACE/DEFENSE - 5.4%
   135,000   L-3 Communications
               Holdings, Inc.*<F8>                $  6,628,010    $  5,422,950
   155,000   Lockheed Martin Corp.                   7,406,892       7,370,250
                                                  ------------    ------------
                                                    14,034,902      12,793,200

                  THIS SECTOR IS 8.8% BELOW YOUR FUND'S COST.

             AUTOMOTIVE RELATED - 6.4%
   100,000   AutoZone, Inc.*<F8>                     6,880,485       6,871,000
   630,000   Nissan Motor Co., Ltd. SP-ADR           9,043,472       8,385,300
                                                  ------------    ------------
                                                    15,923,957      15,256,300

                  THIS SECTOR IS 4.2% BELOW YOUR FUND'S COST.

             DRILLING & OIL/GAS SERVICES - 2.9%
   335,000   Halliburton Co.                         7,218,312       6,944,550

                  THIS SECTOR IS 3.8% BELOW YOUR FUND'S COST.

             FINANCIAL/BUSINESS SERVICES - 7.0%
   170,000   Lehman Brothers Holdings Inc.           9,043,711       9,817,500
   239,000   Prudential Financial, Inc.              7,239,994       6,990,750
                                                  ------------    ------------
                                                    16,283,705      16,808,250

                  THIS SECTOR IS 3.2% ABOVE YOUR FUND'S COST.

             FOOD/RESTAURANTS - 2.7%
   360,000   Pepsi Bottling Group, Inc.              8,922,933       6,454,800

                  THIS SECTOR IS 27.7% BELOW YOUR FUND'S COST.

             HOME/OFFICE & RELATED - 2.6%
   135,000   Clorox Co.                              5,963,691       6,232,950

                  THIS SECTOR IS 4.5% ABOVE YOUR FUND'S COST.

             INSURANCE - 8.9%
   300,000   Allstate Corp.                         11,587,042       9,951,000
   190,000   Progressive Corp.                      10,243,281      11,268,900
                                                  ------------    ------------
                                                    21,830,323      21,219,900

                  THIS SECTOR IS 2.8% BELOW YOUR FUND'S COST.

             LEISURE & ENTERTAINMENT - 6.9%
   185,000   Harley-Davidson, Inc.*<F8>              7,413,845       7,346,350
   400,000   Mattel, Inc.                            7,308,540       9,000,000
                                                  ------------    ------------
                                                    14,722,385      16,346,350

                  THIS SECTOR IS 11.0% ABOVE YOUR FUND'S COST.

             MEDIA GROUP - 11.0%
   350,000   Fox Entertainment Group, Inc.*<F8>      9,632,152       9,334,500
    90,000   Scripps Co. (E.W.)                      7,297,680       6,816,600
   225,000   Tribune Co.                            10,598,592      10,127,250
                                                  ------------    ------------
                                                    27,528,424      26,278,350

                  THIS SECTOR IS 4.5% BELOW YOUR FUND'S COST.

             MEDICAL/MANAGED CARE - 13.4%
   250,000   Aetna Inc.                              9,358,328      12,325,000
   150,000   Anthem, Inc.*<F8>                       8,639,030       9,937,500
   125,000   WellPoint Health Networks Inc.*<F8>     9,626,872       9,593,750
                                                  ------------    ------------
                                                    27,624,230      31,856,250

                  THIS SECTOR IS 15.3% ABOVE YOUR FUND'S COST.

             OIL/GAS EXPLORATION & PRODUCTION - 11.4%
   175,000   Apache Corp.                           10,053,459      10,804,500
   175,000   Burlington Resources Inc.               8,277,972       8,349,250
   200,000   Talisman Energy Inc.                    8,181,817       7,932,000
                                                  ------------    ------------
                                                    26,513,248      27,085,750

                  THIS SECTOR IS 2.2% ABOVE YOUR FUND'S COST.

             PHARMACEUTICALS - 3.1%
   130,000   Johnson & Johnson                       7,151,306       7,523,100

                  THIS SECTOR IS 5.2% ABOVE YOUR FUND'S COST.

             SPECIALTY RETAILING - 13.7%
   250,000   Family Dollar Stores, Inc.              7,128,826       7,720,000
   290,000   Home Depot, Inc.                        7,381,012       7,064,400
    80,000   Lowe's Companies, Inc.                  3,032,647       3,265,600
   425,000   Staples, Inc.*<F8>                      6,616,408       7,790,250
   130,000   Wal-Mart Stores, Inc.                   7,008,404       6,763,900
                                                  ------------    ------------
                                                    31,167,297      32,604,150

                  THIS SECTOR IS 4.6% ABOVE YOUR FUND'S COST.

                                                  ------------    ------------
             Total common stocks                   224,884,713     227,403,900

SHORT-TERM INVESTMENTS - 8.0% (A)<F9>

             COMMERCIAL PAPER - 6.3%
$8,000,000   Household Finance Corp.,
               due 04/01/03, discount of 1.40%       8,000,000       8,000,000
 7,000,000   Mortgage Interest Networking Trust,
               due 04/01/03, discount of 1.43%       7,000,000       7,000,000
                                                  ------------    ------------
             Total commercial paper                 15,000,000      15,000,000

             VARIABLE RATE DEMAND NOTE - 1.7%
 4,102,868   U.S. Bank, N.A.                         4,102,868       4,102,868
                                                  ------------    ------------
             Total short-term investments           19,102,868      19,102,868
                                                  ------------    ------------
             Total investments                    $243,987,581     246,506,768
                                                  ------------
                                                  ------------
             Liabilities, less cash and
               receivables (3.4%) (A)<F9>                           (8,088,654)
                                                                  ------------
                  NET ASSETS                                      $238,418,114
                                                                  ------------
                                                                  ------------
             Net Asset Value Per Share
             ($0.01 par value  100,000,000
             shares authorized), offering
             and redemption price
             ($238,418,114/13,130,613
             shares outstanding)                                        $18.16
                                                                        ------
                                                                        ------

  *<F8>   Non-dividend paying security.
(a)<F9>   Percentages for the various classifications relate to net assets.

The accompanying notes to financial statements are an integral part of this statement.

                           BRANDYWINE BLUE FUND, INC.
                            STATEMENT OF OPERATIONS
              For the Six Months Ended March 31, 2003 (Unaudited)

INCOME:
   Dividends                                                       $   658,856
   Interest                                                            151,549
                                                                   -----------
       Total income                                                    810,405
                                                                   -----------

EXPENSES:
   Management fees                                                   1,181,298
   Administrative services                                              69,405
   Registration fees                                                    22,120
   Professional fees                                                    20,263
   Transfer agent fees                                                  12,054
   Board of Directors fees                                              11,950
   Custodian fees                                                        8,729
   Insurance expense                                                     5,951
   Printing and postage expense                                          5,348
   Other expenses                                                        2,680
                                                                   -----------
       Total expenses                                                1,339,798
                                                                   -----------
NET INVESTMENT LOSS                                                   (529,393)
                                                                   -----------
NET REALIZED LOSS ON INVESTMENTS                                    (5,859,116)
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS               3,445,968
                                                                   -----------
NET LOSS ON INVESTMENTS                                             (2,413,148)
                                                                   -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(2,942,541)
                                                                   -----------
                                                                   -----------

                      STATEMENTS OF CHANGES IN NET ASSETS
              For the Six Months Ended March 31, 2003 (Unaudited)
                   and For the Year Ended September 30, 2002

                                                                                           2003                2002
                                                                                           ----                ----
OPERATIONS:
   Net investment loss                                                                  $   (529,393)       $   (645,110)
   Net realized loss on investments                                                       (5,859,116)        (24,371,957)
   Net increase (decrease) in unrealized appreciation on investments                       3,445,968         (10,561,189)
                                                                                        ------------        ------------
        Net decrease in net assets resulting from operations                              (2,942,541)        (35,578,256)
                                                                                        ------------        ------------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (2,630,130 and 2,442,936 shares, respectively)             49,825,595          49,601,985
   Cost of shares redeemed (1,397,371 and 3,303,815 shares, respectively)                (26,202,602)        (68,233,500)
                                                                                        ------------        ------------
        Net increase (decrease) in net assets derived from Fund share activities          23,622,993         (18,631,515)
                                                                                        ------------        ------------
        TOTAL INCREASE (DECREASE)                                                         20,680,452         (54,209,771)

NET ASSETS AT THE BEGINNING OF THE PERIOD                                                217,737,662         271,947,433
                                                                                        ------------        ------------
NET ASSETS AT THE END OF THE PERIOD                                                     $238,418,114        $217,737,662
                                                                                        ------------        ------------
                                                                                        ------------        ------------

The accompanying notes to financial statements are an integral part of these statements.

                           BRANDYWINE BLUE FUND, INC.
                              FINANCIAL HIGHLIGHTS
 (Selected Data for each share of the Fund outstanding throughout each period)

                                         FOR THE SIX MONTHS                        YEARS ENDED SEPTEMBER 30,
                                        ENDED MARCH 31, 2003      -----------------------------------------------------------
                                            (UNAUDITED)           2002          2001          2000          1999         1998
                                        --------------------      ----          ----          ----          ----         ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period           $18.30            $21.31        $37.39        $29.46        $22.13       $35.78

Income from investment operations:
   Net investment (loss) income(1)<F12>         (0.04)            (0.05)        (0.05)        (0.21)        (0.18)        0.19
   Net realized and unrealized (losses) gains
     on investments                             (0.10)            (2.96)        (5.32)        10.32          7.85        (8.75)
                                               ------            ------        ------        ------        ------       ------
Total from investment operations                (0.14)            (3.01)        (5.37)        10.11          7.67        (8.56)

Less distributions:
   Dividend from net investment income             --                --            --            --         (0.21)          --
   Distributions from net realized gains           --                --        (10.71)        (2.18)        (0.13)       (5.09)
                                               ------            ------        ------        ------        ------       ------
Total from distributions                           --                --        (10.71)        (2.18)        (0.34)       (5.09)
                                               ------            ------        ------        ------        ------       ------
Net asset value, end of period                 $18.16            $18.30        $21.31        $37.39        $29.46       $22.13
                                               ------            ------        ------        ------        ------       ------
                                               ------            ------        ------        ------        ------       ------
TOTAL INVESTMENT RETURN                          (0.8%)(a)<F10>   (14.1%)       (19.9%)        35.5%         35.2%       (26.5%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)        238,418           217,738       271,947       407,839       311,984      364,351
Ratio of expenses to average net assets          1.13%(b)<F11>     1.13%         1.09%         1.07%         1.08%        1.06%
Ratio of net investment (loss) income
  to average net assets                          (0.4%)(b)<F11>    (0.3%)        (0.2%)        (0.6%)        (0.7%)        0.6%
Portfolio turnover rate                         120.3%            310.7%        274.5%        245.7%        228.4%       299.5%

(a)<F10>  Not Annualized.
(b)<F11>  Annualized.
(1)<F12> For the six months ended March 31, 2003 and in 2002, 2001 and 1999, net investment loss per share was calculated using average shares outstanding. In all other years, net investment (loss) income per share was calculated using ending balances prior to consideration of adjustments for book and tax differences.

  The accompanying notes to financial statements are an integral part of this statement.

                              THE BRANDYWINE FUNDS
                         NOTES TO FINANCIAL STATEMENTS
                           March 31, 2003 (Unaudited)

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies of Brandywine Fund, Inc. (the "Brandywine Fund") and Brandywine Blue Fund (the "Blue Fund," one of two Funds in a series of the Brandywine Blue Fund, Inc.) (collectively the "Funds"). Each Fund is registered as an open-end management company under the Investment Company Act of 1940, as amended. The assets and liabilities of each Fund are segregated and a shareholder's interest is limited to the Fund in which the shareholder owns shares. The Brandywine Fund was incorporated under the laws of Maryland on October 9, 1985. The Blue Fund was incorporated under the laws of Maryland on November 13, 1990. The investment objective of each Fund is to produce long-term capital appreciation principally through investing in common stocks.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates market value. For financial reporting purposes, investment transactions are recorded on the trade date.

     (b) Net realized gains and losses on sales of securities are computed on the identified cost basis.

     (c) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (d) The Funds have investments in short-term variable rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Funds' policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (e) Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (f) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (g) No provision has been made for Federal income taxes since the Funds have elected to be taxed as "regulated investment companies" and intend to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENTS AND TRANSACTIONS WITH RELATED PARTIES

     Each Fund has a management agreement with Friess Associates, LLC (the "Adviser"), with whom certain officers and directors of the Funds are affiliated, to serve as investment adviser and manager. Under the terms of the agreements, each Fund will pay the Adviser a monthly management fee at the annual rate of one percent (1%) on the daily net assets of such Fund. Also, the Adviser is reimbursed for administrative services rendered to each Fund by a consultant paid by the Adviser.

     The Adviser entered into sub-advisory agreements with its affiliate, Friess Associates of Delaware, LLC (the "Sub-Adviser"), to assist it in the day-to-day management of each of the Funds. The Adviser and, if so delegated, the Sub-Adviser supervise the investment portfolios of the Funds, directing the purchase and sale of investment securities in the day-to-day management of the Funds. The Adviser pays the Sub-Adviser a fee equal to 110% of the monthly expenses the Sub-Adviser incurs in performing its services as Sub-Adviser.

     Each Director who is not affiliated with the Funds receives an annual fee for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Director's fees as if invested in the respective Funds. The value of each Director's deferred compensation account will increase or decrease as if it were invested in shares of the selected Fund. The Funds maintain their proportionate share of the Fund's liability for deferred fees.

(3)  DISTRIBUTION TO SHAREHOLDERS

     Net investment income and net realized gains, if any, are distributed to shareholders at least annually.

(4)  INVESTMENT TRANSACTIONS

     For the period ended March 31, 2003, purchases and proceeds of sales of investment securities (excluding short-term investments) for the Brandywine Fund were $3,026,420,436 and $3,275,509,528, respectively; purchases and proceeds of sales of investment securities (excluding short-term investments) for the Blue Fund were $281,629,829 and $263,510,786, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

     As of March 31, 2003, liabilities of each Fund included the following:

                                                                    Brandywine              Blue
                                                                       Fund                 Fund
                                                                    ----------           ----------
     Payable to brokers for investments purchased                 $   53,959,666        $ 14,849,648
     Payable to Adviser for management fees                            2,390,199             198,596
     Deferred compensation plan for Directors                            175,564              46,220
     Payable to shareholders for redemptions                               7,867                  --
     Other liabilities                                                   646,033              18,520

(6)  SOURCES OF NET ASSETS

     As of March 31, 2003, the sources of net assets were as follows:

     Fund shares issued and outstanding                          $ 4,566,000,505        $327,887,612
     Net unrealized appreciation on investments                       57,068,301           2,519,187
     Accumulated net realized losses                              (1,756,937,973)        (91,988,685)
                                                                 ---------------        ------------
                                                                 $ 2,866,130,833        $238,418,114
                                                                 ---------------        ------------
                                                                 ---------------        ------------

(7)  INCOME TAX INFORMATION

     The following information for the Funds is presented on an income tax basis of March 31, 2003:

                                                         GROSS               GROSS           NET UNREALIZED
                                    COST OF            UNREALIZED          UNREALIZED         APPRECIATION
                                  INVESTMENTS         APPRECIATION        DEPRECIATION       ON INVESTMENTS
                                  -----------         ------------        ------------       --------------
     Brandywine Fund             $2,836,621,471       $170,172,795        $117,157,344        $53,015,451
     Brandywine Blue Fund        $  244,108,275       $ 11,553,165        $  9,154,672        $ 2,398,493

     The following information for the Funds is presented on an income tax basis of September 30, 2002:

                                                   GROSS            GROSS        NET UNREALIZED   DISTRIBUTABLE     DISTRIBUTABLE
                                COST OF         UNREALIZED        UNREALIZED      DEPRECIATION       ORDINARY         LONG-TERM
                              INVESTMENTS      APPRECIATION      DEPRECIATION    ON INVESTMENTS       INCOME        CAPITAL GAINS
                              -----------      ------------      ------------    --------------   -------------     -------------
     Brandywine Fund         $3,224,045,967    $171,948,682      $217,119,027      $45,170,345     $         0       $         0
     Brandywine Blue Fund    $  219,772,010    $  7,162,638      $  8,089,419      $   926,781     $         0       $         0

     The difference between the cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

     The tax components of dividends paid during the year ended September 30, 2002, capital loss carryovers (expiring in varying amounts through 2010) as of September 30, 2002, and tax basis post-October losses as of September 30, 2002, which are not recognized for tax purposes until the first day of the following fiscal year are:

                                    ORDINARY           LONG-TERM          NET CAPITAL
                                     INCOME          CAPITAL GAINS            LOSS            POST-OCTOBER
                                 DISTRIBUTIONS       DISTRIBUTIONS         CARRYOVERS            LOSSES
                                 -------------       -------------         ----------         ------------
     Brandywine Fund               $        0          $        0        $1,114,849,543       $370,353,672
     Brandywine Blue Fund          $        0          $        0        $   62,245,612       $ 23,883,957

     For corporate shareholders in the Funds, no distributions were paid for the year ended September 30, 2002.

        BRANDYWINE FUND AND BRANDYWINE BLUE FUND DIRECTORS AND OFFICERS

"Disinterested Persons" of the Funds

                              Term of Office and Length of
                              Time Served and Number of
Name, Age, Address            Portfolios in Fund Complex       Principal Occupation                   Other Directorships Held
and Position                  Overseen by Director or Officer  During Past Five Years                 by Director or Officer
------------------            -------------------------------  ----------------------                 ------------------------

Robert F. Birch, 67           Indefinite Term                  Mr. Birch has been Chairman and        Hyperion Funds (4
8 Knollwood Drive             since October, 2001              President of the New America High      portfolios), New America
Dover, MA 02030               3 Portfolios                     Income Fund since 1992, a high-        High Income Fund
Director                                                       yield bond fund traded on the New
                                                               York Stock Exchange.

C. Quentin S. Jackson, 59     Indefinite Term                  Mr. Jackson is President and Chief     None
c/o Nuclear Electric          since October, 2001              Executive Officer of Nuclear
    Insurance Ltd.            3 Portfolios                     Electric Insurance Ltd., a
1201 Market Street                                             multibillion-dollar company
Suite 1200                                                     mutually owned by energy companies.
Wilmington, DE 19801                                           He has been with Nuclear Electric
Director                                                       since 1980.

Stuart A. McFarland, 56       Indefinite Term                  Mr. McFarland is a Managing Partner    Newcastle Investment
5020 Glenbrook Road, N.W.     since October, 2001              at Federal City Capital Advisors.      Corporation
Washington, DC 20016          3 Portfolios                     From 1999 until 2002, he served as
Director                                                       President and Chief Executive of
                                                               Pedestal Inc. Mr. McFarland also
                                                               served as Chief Financial Officer
                                                               of Fannie Mae, and an officer of
                                                               G.E. Capital.

W. Richard Scarlett III, 64   Indefinite Term                  Mr. Scarlett is Chairman, President    None
c/o United Bancorporation     since October, 2001              and Chief Executive Officer of
    of Wyoming, Inc.          3 Portfolios                     United Bancorporation of Wyoming,
112 Center Street                                              Inc., having been with the Bank
Jackson, WY 83001                                              since 1981.
Director

Marvin N. Schoenhals, 56      Indefinite Term                  Mr. Schoenhals is Chairman and         WSFS Financial Corp.
c/o WSFS Corporation          since October, 1998              President of WSFS Financial
838 Market Street             3 Portfolios                     Corporation, a bank holding
Wilmington, DE 19801                                           company. Mr. Schoenhals first began
Director                                                       serving as a Brandywine Funds
                                                               director in 1998.

James W. Zug, 62              Indefinite Term                  Mr. Zug is a retired Partner of        Episcopal Academy,
5 Radnor Corporate Center,    since October, 2001              PricewaterhouseCoopers LLP. He         Kimmel Center for the
Suite 520                     3 Portfolios                     was employed with                      Performing Arts,
100 Matsonford Road                                            PricewaterhouseCoopers and its         Philadelphia Orchestra,
Radnor, PA 19087                                               predecessors from 1964 until 2000.     Merion Golf Club, SPS
Director                                                                                              Technologies, Stackpole,
                                                                                                      Ltd., and Amkor
                                                                                                      Technologies.

"Interested Persons" of the Funds*<F13>

Lynda J. Campbell, 57         Vice President                   Ms. Campbell joined Friess             Mom's House of
c/o Friess Associates         since 1998                       Associates in 1985, the year of        Wilmington Inc.
3711 Kennett Pike             Secretary since 1990             Brandywine Fund's inception. Ms.
Greenville, DE 19807          3 Portfolios                     Campbell is currently Chief
Vice President and Secretary                                   Administrative Officer of Friess
                                                               Associates of Delaware, LLC.

William F. D'Alonzo, 48       Indefinite Term since            Mr. D'Alonzo joined Friess             Delaware Community
c/o Friess Associates         October, 2001                    Associates in 1981 as part of the      Foundation, Delaware
3711 Kennett Pike             Vice President since 1990        research team, became Chief            Wild Lands, United Way
Greenville, DE 19807          3 Portfolios                     Investment Officer in 1997 and         of Delaware's Alexis de
Director and Vice President                                    Chief Executive Officer in 2002.       Tocqueville Society,
                                                                                                      Delaware Safety Council,
                                                                                                      and Ducks Unlimited.

Foster S. Friess, 63          Indefinite Term since            Mr. Friess founded Friess              The Advisory Council of
c/o Friess Associates         October, 1985                    Associates in 1974 with his wife,      the Royal Swedish
115 East Snow King Avenue     President and Treasurer          Lynnette E. Friess. Serving as         Academy of Science of
Jackson, WY 83001             since 1985                       Chairman of the Board since            Stockholm, The Council
Director, President and       3 Portfolios                     Brandywine's inception in 1985, he     for National Policy, and
Treasurer                                                      also serves as Chairman of Friess      the John M. Templeton
                                                               Associates, LLC, the Funds'            Foundation.
                                                               advisor.

Carl S. Gates, 71             Vice President                   Mr. Gates joined Friess Associates     None
c/o Friess Associates         since 1994                       in 1988, following 34 years at the
3711 Kennett Pike             3 Portfolios                     DuPont Co., where he ran the half-
Greenville, DE 19807                                           a-billion-dollar-a-year Riston
Vice President                                                 Division.

Christopher G. Long, 36       Vice President                   Mr. Long joined Friess Associates      Marion T. Academy, Young
c/o Friess Associates         since 2002                       in 1996, and became Chief Operating    de Tocqueville Society
3711 Kennett Pike             3 Portfolios                     Officer of Friess Associates of        of the United Way of
Greenville, DE 19807                                           Delaware, LLC in 2001.                 Delaware, member of The
Vice President                                                                                        Council for National
                                                                                                      Policy.

David D. Marky, 37            Vice President                   Mr. Marky joined Friess Associates     None
c/o Friess Associates         since 2002                       in 2000, following 13 years with
3711 Kennett Pike             3 Portfolios                     PFPC, Inc., where he served as a
Greenville, DE 19807                                           Director of Fund Accounting and
Vice President                                                 Administration. He currently serves
                                                               as Compliance Officer for Friess
                                                               Associates.

Paul R. Robinson, 80          Vice President                   Mr. Robinson has been a consultant     None
c/o Friess Associates         since 1990                       to Friess Associates since June
3711 Kennett Pike             3 Portfolios                     1985, just six months before
Greenville, DE 19807                                           Brandywine Fund's launch. Prior to
Vice President                                                 Friess Associates, Mr. Robinson
                                                               spent 40 years at the DuPont Co.

For additional information about the Directors and Officers, please call (800) 656-3017 and request a Statement of Additional Information. One will be mailed to you free of charge.

*<F13> Messrs. D'Alonzo, Friess, Gates, Long, Marky and Robinson and Ms. Campbell are "interested persons" of the Funds as that term is defined in the Investment Company Act of 1940 by reason of their being officers of the Funds and employees of Friess Associates, LLC.

CAPITAL GAINS UPDATE . . .

  Brandywine and Brandywine Blue Funds finished the March quarter in a net realized loss position of approximately $11.04 and $7.01 per share. That means the Funds can realize gains equal to those amounts before triggering a taxable capital gains distribution in 2003. Please watch for updates in future quarterly reports.

BRANDYWINE BLUE LISTED AMONG THE TOP PERFORMING DIVERSIFIED GROWTH FUNDS for its performance over the 12 months through March 31, 2003.

                                      Investor's  Business  Daily, April 4, 2003

BRANDYWINE FUND NAMED ONE OF THE 20 BEST FUNDS. "Odds are good that the 20 stock funds featured here will deliver strong gains -- not just in the coming year, but over the long haul."

                                                  Kiplinger's Mutual Funds, 2003

                      P.O. Box 4166, Greenville, DE 19807
     (800) 656-3017        www.brandywinefunds.com        bfunds@friess.com

Investment Adviser: FRIESS ASSOCIATES, LLC
Investment Sub-Adviser: FRIESS ASSOCIATES OF DELAWARE, LLC
Custodian: U.S. BANK INSTITUTIONAL TRUST AND CUSTODY
Transfer Agent: U.S. BANCORP FUND SERVICES, LLC
Independent Accountants: PRICEWATERHOUSECOOPERS LLP
Legal Counsel: FOLEY & LARDNER

      OFFICERS: Foster S. Friess, President and Treasurer; Lynda Campbell,
  Vice President and Secretary; William D'Alonzo, Vice President; Carl Gates, Vice President; Christopher Long, Vice President; David Marky, Vice President;
                       and Paul Robinson, Vice President

                        Report Editor: Rebecca Schuster
             Report Staff: Chris Aregood, David Marky, Adam Rieger

 Past performance does not guarantee future results. The principal value and
 ---------------------------------------------------
investment return of an investment will fluctuate so that when redeemed, an investor's shares may be worth more or less than their original cost. This material must be preceded or accompanied by a current Brandywine Funds prospectus, which contains more complete information, including risks, fees and expenses. Please read it carefully before investing.

 Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. Securities discussed were not held by the Funds as of 3/31/03, unless listed in the accompanying financial statements. The S&P 500 Index is a market value-weighted index consisting of 500 U.S. stocks chosen for market size, liquidity and industry group representation. The S&P MidCap 400 Index is a capitalization-weighted index of 400 domestic stocks measuring the performance of the mid-size company segment of the U.S. stock market. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The Wilshire 5000 Index measures the performance of all U.S.-headquartered equity securities with readily available price data. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an Index.

 As of March 31, 2003 the S&P 500 Index's average annual total returns for 1, 5 and 10 years were -24.76, -3.77 and 8.53 percent. The S&P MidCap 400 Index's returns were -23.45, 3.27 and 11.09 percent. The Russell 1000 Index's were -24.51, -3.62 and 8.41 percent. The Russell 3000 Index's were -24.66, -3.72 and
8.16 percent. The Russell Midcap Index's were -21.50, -0.36 and 9.08 percent. The Wilshire 5000 Index's were -25.28, -5.16 and 6.12 percent.

 Morningstar's "percent rank in category" is a fund's trailing total return percentile rank relative to all funds in the same Morningstar category. The highest, or best, percentile rank is 1 and the lowest is 100. Brandywine Fund was ranked in the 16 percentile out of the 1,038 funds in Morningstar's mid-cap growth category for the one-year period ended 3/31/03. Brandywine Blue was ranked in the 2 percentile out of the 2,188 funds in Morningstar's large-cap growth category over the same period. Baseline Financial Services, Inc. (Baseline) provides analytical information and services to the investment community. First Call Corporation, a Thompson Financial Company, provides consensus earnings estimates based on analysts' earnings projections.